                                                                    EXHIBIT 10.3

                         PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT dated as of _____________, 2001 between:

                  (1) GBI Capital Management Corp., a corporation duly organized and validly existing under the laws of the State of Florida (the "SECURING PARTY");

                  (2) Ladenburg, Thalmann Group Inc. ("LTGI"), a corporation duly organized and validly existing under the laws of the State of Delaware;

                  (3) Berliner Effektengesellschaft AG ("BERLINER"), a corporation duly organized and validly existing under the laws of Germany;

                  (4) Frost-Nevada, Limited Partnership, a Nevada limited partnership (the "LENDER"); and

                  (5) U.S. Bank Trust National Association, as collateral agent for the Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the "COLLATERAL AGENT").

                  A. The Securing Party, New Valley Corporation, LTGI and Berliner are parties to a Stock Purchase Agreement dated February 8, 2001 (the "STOCK PURCHASE AGREEMENT") pursuant to which the Securing Party has agreed to purchase from LTGI and Berliner all of the outstanding capital stock of Ladenburg, Thalmann & Co. Inc. ("Ladenburg") and, in partial payment of the Purchase Price, will issue to LTGI and Berliner convertible promissory notes in an aggregate principal amount of $10,000,000 (the "PURCHASE NOTES").

                  B. The Securing Party and the Lender are parties to a Loan Agreement dated as of February 8, 2001 (the "LOAN AGREEMENT") pursuant to which the Lender has agreed to lend to the Securing Party the sum of $10,000,000 that will be evidenced by a convertible promissory note in that principal amount (the "LENDER NOTE" and, together with the Purchase Notes, the "NOTES").

                  To induce LTGI, Berliner and the Lender (collectively, with all permitted assigns of any of the Notes, the "SECURED PARTIES") to enter into the Stock Purchase Agreement and the Loan Agreement, as the case may be, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Securing Party, the Secured Parties and the Collateral Agent have agreed as follows:

                  Section 1. DEFINITIONS. Terms used herein and not otherwise defined herein shall have the meanings set forth in the Stock Purchase Agreement. The following terms have the meanings ascribed to them below or in the Sections of this Agreement indicated below:

                  "COLLATERAL" shall have the meaning ascribed thereto in
Section 3 hereof.

                  "DEFAULT" shall mean any event or condition that constitutes an Event of Default or will on notice, lapse of time or both become an Event of Default.

                  "EVENT OF DEFAULT" shall have the meaning ascribed thereto in the Notes.

                  "ISSUER" shall mean Ladenburg.

                  "PLEDGED STOCK" shall have the meaning ascribed thereto in
Section 3(a) hereof.

                  "REQUIRED SECURED PARTIES" shall mean Secured Parties holding a majority in principal amount of the Notes.

                  "SECURED OBLIGATIONS" shall mean the due and punctual payment by the Securing Party of the principal of and interest on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and all other amounts from time to time owing by the Securing Party to the Secured Parties thereunder and hereunder.

                  "STOCK COLLATERAL" shall mean, collectively, the Pledged Stock, together with all other certificates, shares, securities, instruments, moneys, or other property as may from time to time be pledged hereunder pursuant to Section 3(b) hereof and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

                  "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

                  Section 2. REPRESENTATIONS AND WARRANTIES. The Securing Party represents and warrants to the Secured Parties and the Collateral Agent that:

                  (a) It is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof, no lien exists or will exist upon such Collateral at any time (and no right or option to acquire the same exists in favor of any other person or entity) and such pledge and security interest in favor of the Collateral Agent for the benefit of the Secured Parties created or provided for herein constitutes a first priority perfected pledge and security interest in and to all of such Collateral.

                  (b) The Pledged Stock represented by the certificates identified in Annex 1 hereto is, and all other Pledged Stock in which the Securing Party shall hereafter grant a security interest pursuant to Section 3 hereof will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the Issuer upon the transfer of such Pledged Stock.

                  (c) The Pledged Stock identified in Annex 1 hereto, and the certificates, if any, representing such capital stock, constitute and will continue to constitute all of the issued and outstanding shares of capital stock of any class of the Issuer (all of which are registered in the name of the Securing Party) and Annex 1 correctly identifies, as at the date hereof, the class and par value of the shares comprising such Pledged Stock and the number of shares represented by each such certificate.

                  Section 3. COLLATERAL. The Securing Party hereby assigns, pledges, grants, transfers, and conveys to the Collateral Agent (for the benefit of each of the Secured Parties as set forth herein) as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a security interest in all of the Securing Party's right, title and interest in the following property, whether now owned by the Securing Party or hereafter acquired and whether now existing or hereafter coming into existence (collectively, the "COLLATERAL"):

                  (a) the shares of capital stock of the Issuer identified in Annex 1 hereto and the certificates, if any, representing such capital stock and all additional shares of capital stock of whatever class of the Issuer, now or hereafter owned by the Securing Party, in each case together with the certificates, if any, evidencing the same (collectively, the "PLEDGED STOCK");

                  (b) all certificates, shares, securities, instruments, moneys or other property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor or on redemption or conversion hereof, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock other than any of the foregoing the Securing Party is entitled to retain pursuant to Section 4.03(b) and the other provisions of this Agreement;

                  (c) in the event of any consolidation or merger in which the Issuer is not the surviving entity, all ownership interests of any class or character of the successor entity formed by or resulting from such consolidation or merger; and

                  (d) all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property described in the preceding clauses of this Section 3 (including, without limitation, all causes of action, claims and warranties now or hereafter held by the Securing Party in respect of any of the items listed above).

                  Section 4. FURTHER ASSURANCES; REMEDIES. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Securing Party hereby agrees with each Secured Party and the Collateral Agent as follows:

                  4.01 DELIVERY AND OTHER PERFECTION. The Securing Party shall:

                  (a) if any of the shares, securities, moneys or properties required to be pledged by the Securing Party under Section 3 hereof are received by the Securing Party (other than any of such items the Securing Party is entitled to retain pursuant to Section 4.03(b) hereof), forthwith as the Collateral Agent may request either (i) transfer and deliver to the Collateral Agent such shares, securities, moneys and properties so received by the Securing Party (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Collateral Agent, pursuant to the terms of this Agreement, as part of the Collateral or (ii) take such other action as the Collateral Agent shall deem necessary or appropriate to duly record the lien created hereunder in such shares, securities, moneys or property in Section 3;

                  (b) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Collateral Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest including without limitation registering the Pledged Stock in the name of the Collateral Agent;

                  (c) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement; and

                  (d) permit representatives of the Collateral Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral and forward copies of any notices or communications received by the Securing Party with respect to the Collateral, all in such manner as the Collateral Agent may reasonably require.

                  4.02 PRESERVATION OF RIGHTS. The Collateral Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

                  4.03 SPECIAL PROVISIONS RELATING TO THE COLLATERAL.

                  (a) So long as no Event of Default shall have occurred and be continuing, the Securing Party shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Stock Purchase Agreement, the Notes or any other instrument or agreement referred to herein or therein; and the Collateral Agent shall execute and deliver to the Securing Party or cause to be executed and delivered to the Securing Party all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Securing Party may reasonably request for the purpose of enabling the Securing Party to exercise the rights and powers that it is entitled to exercise pursuant to this
         Section 4.03(a).

                  (b) Unless and until a Default has occurred and is continuing, the Securing Party shall be entitled to receive and retain all cash dividends on the Stock Collateral.

                  (c) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Collateral Agent or any Secured Party exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Notes or any other agreement relating to such Secured Obligation, and all dividends and other distributions on the Stock Collateral shall be paid directly to the Collateral Agent as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Collateral Agent shall so request in writing, the Securing Party agrees to execute and deliver to the Collateral Agent appropriate additional dividend, distribution and other orders and documents to that end, PROVIDED that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Collateral Agent shall, upon request of the Securing Party (except to the extent theretofore applied to the Secured Obligations), be returned by the Collateral Agent to the Securing Party.

                  4.04 NOTICE OF EVENT OF DEFAULT; REMEDIES. Upon the occurrence of an Event of Default becoming known to it, the Securing Party or a Secured Party shall give notice thereof to the Collateral Agent (with copies to each of the other parties hereto). During the period during which an Event of Default shall have occurred and be continuing, the Collateral Agent, as directed by Secured Parties holding a majority of the outstanding principal amount of the
Notes:

                  (a) may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

                  (b) shall have all of the rights and
         remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof (and the Securing Party agrees to take all such action as may be appropriate to give effect to such right);

                  (c) in its discretion may, in its name or in the name of the Securing Party or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

                  (d) may, upon ten (10) Business Days'
         prior written notice to the Securing Party of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Collateral Agent, the Secured Parties or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Collateral Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Collateral Agent or any Secured Party or any other person or entity may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise) of the Securing Party, any such demand, notice and right or equity being hereby expressly waived and released. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section
4.04 shall be applied in accordance with Section 4.07 hereof.

                  The Securing Party recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and regulatory requirements, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who meet the requirements of the NYSE and other regulatory agencies for the ownership of a broker-dealer and member of the NYSE and who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Securing Party acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the Issuer to register it for public sale.

                  4.05 DEFICIENCY. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.04 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Securing Party shall remain liable for any deficiency.

                  4.06 PRIVATE SALE. The Collateral Agent and the Secured Parties shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.04 hereof conducted in a commercially reasonable manner. The Securing Party hereby waives any claims against the Collateral Agent or any Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations.

                  4.07 APPLICATION OF PROCEEDS. Except as otherwise expressly provided herein and except as provided below in this Section 4.07, the proceeds of any collection, sale or other realization of all or any part of the

Collateral pursuant hereto, and any other cash at the time held by the Collateral Agent under this Section 4, shall be applied by the Collateral Agent:

                  FIRST, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Collateral Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Collateral Agent in connection therewith;

                  NEXT, to the payment in full of the Secured Obligations, in each case ratably in accordance with the respective amounts thereof then due and owing to each of the Secured Parties or as the Secured Parties holding the same may otherwise agree; and

                  FINALLY, to the payment to the Securing Party, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

                  As used in this Section 4, "PROCEEDS" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Securing Party or the Issuer.

                  4.08 ATTORNEY-IN-FACT. Upon the occurrence and during the continuance of any Event of Default the Collateral Agent is hereby appointed the attorney-in-fact of the Securing Party for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Collateral Agent shall be entitled under this Section 4 to make collections in respect of the Collateral, the Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Securing Party representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. The Collateral Agent is hereby authorized to prepare and file in the name of the Securing Party any financing statements describing the Collateral and the security interests created hereby without the signature of the Securing Party (to the extent permitted by applicable law).

                  4.09 PERFECTION. The Securing Party shall (a) at the Closing, deliver to the Collateral Agent all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank, and (b) in the event of a substitution of Collateral pursuant to Section 4.12, execute and deliver to the Collateral Agent for filing such financing statements and other documents in such offices as the Collateral Agent may request to perfect the security interests granted by Section 3 hereof.

                  4.10 TERMINATION. When all Secured Obligations shall have been paid in full, the Securing Party shall give notice thereof to the Collateral Agent, with copies to each Secured Party. This Agreement shall terminate, and the Collateral Agent shall forthwith cause to be transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Securing Party, five business days after such notice has been given; provided, however, that if a Secured Party, within such five-day period, gives notice to the Collateral Agent (with copies to the Securing Party and the other Secured Parties) that it disputes that the Secured Obligations have been paid in full, the Collateral Agent shall continue to retain the Collateral and money until it receives a notice signed by the Secured Party giving such notice and the Securing Party that such dispute has been resolved and providing for the release of the Collateral and money to the Securing Party. The Collateral Agent shall also execute and deliver to the Securing Party upon such termination such other documentation as shall be reasonably requested by the Securing Party to effect the termination and release of the liens on the Collateral.

                  4.11 FURTHER ASSURANCES. The Securing Party agrees that, from time to time upon the written request of the Collateral Agent, the Securing Party will execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order fully to effect the purposes of this Agreement.

                  4.12 RELEASE AND SUBSTITUTION OF COLLATERAL. So long as no Event of Default shall have occurred and be continuing, upon the request of the Securing Party, at the Securing Party's expense, the Collateral Agent shall execute and deliver to the Securing Party such instruments as the Securing Party shall reasonably request to release the security interest of the Collateral Agent in any Collateral pledged by the Securing Party upon the delivery to the Collateral Agent of substitute collateral of (a) equivalent value to the unpaid amount of the Secured Obligations if in the form of a letter of credit of a bank or financial institution having a combined capital and surplus of not less than $500,000,000, direct obligations of the United States government or any agency thereof or obligations guaranteed by the United States government or an agency thereof or other readily marketable financial instrument of substantially equivalent creditworthiness or (b) 150% of the value of the unpaid amount of the Secured Obligations if in any other form, in which event such substitution may be made only upon the consent of the Secured Parties, which consent will not unreasonably be withheld . Any substitute collateral delivered pursuant to this
Section 4.12 shall be deemed to be Collateral for all purposes of this Agreement.

                  4.13 AFFIRMATIVE COVENANTS. The Securing Party hereby covenants that so long any of the Secured Obligations remains outstanding and unpaid, it will cause the Issuer to, unless otherwise consented to in writing by the Secured Parties:

                  (a) keep all of its material property in working order and condition, ordinary wear and tear excepted; and maintain, with financially sound and reputable insurance companies, insurance on its properties in such amounts and against such risks as are mandated by sound business practice;

                  (b) continue to engage in business of the same general type as now conducted and contemplated to be conducted by it and preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of the Issuer's business; and

                  (c) keep proper and accurate books and records of its accounts and properties in which full, true and correct entries in conformity with appropriate accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities and, subject to appropriate agreements respecting confidentiality, permit any Representatives of the Secured Parties to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired.

                  4.14 NEGATIVE COVENANTS. The Securing Party hereby covenants that so long as any of the Secured Obligations remains outstanding and unpaid, it will not grant any security interest in or lien on the Collateral to any person or entity other than the lien granted hereby and will cause the Issuer not to liquidate or dissolve itself (or suffer any liquidation or dissolution) or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of related transactions, all or a substantial part of its property (real or personal), business, or assets, or make any material change in the method of conducting business presently contemplated unless, in either instance, otherwise consented to in writing by the Secured Parties in advance.

                  4.15 ACKNOWLEDGMENT. The Issuer hereby acknowledges and consents to the pledge of the Pledged Stock made by the Securing Party hereby, including without limitation the rights and obligations of the Secured Parties, the Securing Parties and the Collateral Agent with respect to developments and distributions on the Pledge Stock.

                  Section 5. THE COLLATERAL AGENT.

                  (a) Each of the Secured Parties hereby irrevocably appoints the Collateral Agent as its agent hereunder and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof together with such actions and powers as are reasonably incidental thereto.

                  (b) The person serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Secured Party as any other Secured Party and may exercise the same as though it were not the Collateral Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Securing Party or any Subsidiary or other Affiliate thereof as if it were not the Collateral Agent hereunder.

                  (c) The Collateral Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (i) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (ii) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Collateral Agent is required to exercise in writing by the Required Secured Parties, and (iii) except as expressly set forth herein, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Securing Party or any of its Subsidiaries that is communicated to or obtained by the bank serving as Collateral Agent or any of its affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Secured Parties or in the absence of its own gross negligence or willful misconduct. The Collateral Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Collateral Agent by the Borrower or a Secured Party, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, or (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement instrument or document, or (v) the satisfaction of any condition set forth herein other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

                  (d) The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  (e) The Collateral Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective related parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the related parties of the Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Collateral Agent.

                  (f) The Collateral Agent may resign at any time by notifying the Secured Parties and the Securing Party. Upon any such resignation, the Required Secured Parties shall have the right, in consultation with the Securing party, to appoint a successor. If no successor shall have been so appointed by the Required Secured Parties and shall have accepted such appointment Within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent's resignation shall nonetheless become effective and (i) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and (ii) the Required Secured Parties shall perform the duties of the Collateral Agent (and all payments and communications provided to be made by, to or through the Collateral Agent shall instead be made by or to each Secured Party directly) until such time as the Required Secured Parties appoint a successor agent as provided for above in this paragraph. Upon the acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this paragraph). After the Collateral Agent's resignation hereunder, the provisions of this Section 5 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent.

                  (g) Each Secured Party acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Secured Party also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Secured Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any related agreement or any document furnished hereunder or thereunder.

                  (h) The Collateral Agent may, with the prior consent of the Required Secured Parties (but not otherwise), consent to any modification, supplement or waiver under this Agreement, provided that, without the prior consent of each Secured Party, the Collateral Agent shall not release all or substantially all of the collateral or otherwise terminate all or substantially all of the liens under this Agreement, agree to additional obligations being secured by all or substantially all of such collateral security (unless the lien for such additional obligations shall be junior to the lien in favor of the other obligations secured hereby, in which event the Collateral Agent may consent to such junior lien provided that It obtains the consent of the Required Secured Parties thereto), alter the relative priorities of the obligations entitled to the benefits of the liens created hereunder with respect to all or substantially all of such collateral, except that no such consent shall be required, and the Collateral Agent is hereby authorized, to release any lien covering property that is the subject of either a disposition of property permitted hereunder or a disposition to which the Required Secured Parties have consented.

                  (i) The Collateral Agent shall be entitled to receive the fees set forth in Annex 2 hereto, which shall be paid by the Securing Party.

                  Section 6. MISCELLANEOUS.

                  6.01 NO WAIVER. No failure on the part of the Collateral Agent or any Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                  6.02 NOTICES. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered by overnight delivery by a nationally recognized express carrier to the intended recipient at its address specified in Annex 3 and shall be deemed to be delivered on the date telecopied or on the first business day following delivery to such express carrier.

                  6.03 EXPENSES. The Securing Party agrees to reimburse each of the Secured Parties and the Collateral Agent for all reasonable costs and expenses incurred by them in enforcing the rights granted to them hereunder (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Collateral Agent or a Secured Party of any obligations of the Securing Party in respect of the Collateral that the Securing Party has failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Collateral Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 6.03, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3.

                  6.04 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Securing Party, the Collateral Agent, the Secured Parties and each holder of any of the Secured Obligations.

                  6.05 CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  6.06 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery by telecopier of an executed counterpart of this Agreement shall be effective as delivery of an original executed counterpart thereof.

                  6.07 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without giving effect to principles of conflicts of law.

                  6.08 AGENTS AND ATTORNEYS-IN-FACT. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                  6.09 SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  6.10 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. LTGI and Berliner each hereby irrevocably appoints the President of New Valley Corporation, at its office at 590 Madison Avenue, 35th Floor, New York, New York 10022, and the Securing Party hereby irrevocably appoints the President of GBI Capital Management Corp., at its offices at 1055 Stewart Avenue, Bethpage, New York 11714, its lawful agent and attorney to accept and acknowledge service of any and all process against it in any action, suit or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby and upon whom such process may be served, with the same effect as if such Party were a resident of the State of New York and had been lawfully served with such process in such jurisdiction, and waives all claims of error by reason of such service, provided that in the case of any service upon such agent and attorney, the Party effecting such service shall also deliver a copy thereof to the other Parties at the address and in the manner specified in Section 6.02. LTGI, Berliner and the Securing Party will enter into such agreements with such agents as may be necessary to constitute and continue the appointment of such agents hereunder. In the event that such agent and attorney resigns or otherwise becomes incapable of acting as such, such Party will appoint a successor agent and attorney in the City of New York, reasonably satisfactory to the other Parties, with like powers. The Lender hereby agrees that service of process in any action, suit or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby may be made upon it by registered mail, return receipt requested, at the address specified in Section 3.1 of the Loan Agreement. Each Party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in the Borough of Manhattan in the City of New York in any such action, suit or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby, and agrees that any such action, suit or proceeding shall be brought only in such court, provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section 6.10 and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of New York other than for such purpose. Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum. EACH PARTY HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF THIS AGREEMENT. As used in this Section 6.10, the term "Party" includes the Collateral Agent, upon whom service of process may be made by registered mail addressed to it at the address specified in Section 6.02.

                            [Signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed and delivered as of the day and year first above written.

                       GBI CAPITAL MANAGEMENT CORP.

                       By:
                           -------------------------------------------------
                             Name:
                             Title:

                       LADENBURG, THALMANN GROUP INC.

                       By:
                           -------------------------------------------------
                        Name:
                        Title:

                       BERLINER EFFEKTENGESELLSCHAFT AG

                       By:
                           -------------------------------------------------
                             Name:
                             Title:

                       FROST-NEVADA, LIMITED PARTNERSHIP
                       By: Frost-Nevada Corporation, General Partner

                       By:
                           -------------------------------------------------
                             Name:
                             Title:

                       US BANK TRUST NATIONAL ASSOCIATION

                       By:
                           -------------------------------------------------
                              Name:
                              Title:

                       LADENBURG, THALMANN & CO. INC.
                       (with respect to Section 4.15 only)

                       By:
                           -------------------------------------------------
                             Name:
                             Title:

                                                                         ANNEX 1

                                  PLEDGED STOCK

CLASS OF STOCK                CERTIFICATE NOS.                NUMBER OF SHARES

                                                                         ANNEX 2

                            FEES OF COLLATERAL AGENT



Initial Fee - $1,000 payable on execution of Agreement

Annual Fee - $1,500 payable annually on each anniversary of execution of
             Agreement

                                                                         ANNEX 3

                                NOTICE ADDRESSES


SECURING PARTY

         GBI Capital Management Corp.
         1055 Stewart Avenue
         Bethpage, New York 11741
         Attention: Richard Rosenstock
         Telecopier: 01149-30-8902-196

WITH A COPY TO:

         Graubard Mollen & Miller
         600 Third Avenue
         New York, New York 10016
         Attention: David Alan Miller, Esq.
         Telecopier: 212-818-8881


LTGI

         Ladenburg, Thalmann Group Inc.
         c/o New Valley Corporaiton
         100 S.E. Second Street, 32nd Floor
         Miami, Florida 33131
         Attention: Richard Lampen
         Telecopier: 305-579-8009

WITH A COPY TO:

         Milbank, Tweed, Hadley & McCloy LLP
         1 Chase Manhattan Plaza
         New York, New York 10005-1413
         Attention: Mark Weissler, Esq.
         Telecopier: 212-530-5219

BERLINER

         Berliner Effektengesellschaft AG
         Kurfurstendamm 119
         10711 Berlin, German
         Attention: Dr. Wolfgang Janka
         Telecopier: 01149-30-8902-196


LENDER

         Frost-Nevada, Limited Partnership
         3500 Lakeside Court
         Suite 200
         Reno, Nevada 89509
         Telecopier:775-827-2185

WITH A COPY TO:

         Akerman, Senterfitt & Eidson, P.A.
         SunTrust International Center
         One Southeast Third Avenue, 28th Floor
         Miami, Florida 33131-1714
         Attention:  Teddy D. Klinghoffer, Esq.
         Telecopier: 305-374-5095

COLLATERAL AGENT

         180 East Fifth Street
         St. Paul, Minnesota 55101
         Attention: Thomas M. Gronlund, Vice President
         Telecopier: 775-827-2185